Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	1,942.34
Total Transaction Valuation	14,064,768.25
Total Offset Amount	1,942.34
Net Fee	$ 0.00